Class A:    GSDTX    Class B:    GSDBX    Class C:    GSTCX    Institutional:    GSDUX    Service:    GSFSX    Class IR:    GDIRX

Before you invest, you may want to review the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 27, 2012, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 57 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-128 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	2.00%	0.65%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Institutional	Service	Class IR
Management Fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses	0.15%	0.15%	0.15%	0.06%	0.56%	0.15%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.15%	0.15%	0.15%	0.06%	0.06%	0.15%
Total Annual Fund Operating Expenses	0.77%	1.52%	1.52%	0.43%	0.93%	0.52%
Fee Waiver and Expense Limitation[2]	(0.04)%	(0.19)%	(0.39)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	0.73%	1.33%	1.13%	0.39%	0.89%	0.48%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within three years of purchase, declining from a rate of 2% in the first year to 1% in the third year, and eliminated thereafter. A CDSC of 0.65% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The Investment Adviser has agreed to (i) waive a portion of its Management Fee in order to achieve an effective rate of 0.35% as an annual percentage rate of average daily net assets of the Fund and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 27, 2013, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund. In addition, Goldman, Sachs & Co. (“Goldman Sachs”) has agreed to (i) waive a portion of the distribution and service (12b-1) fees equal to 0.15% of the average daily net assets attributable to Class B Shares of the Fund, and (ii) waive a portion of the distribution and service (12b-1) fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund. Each arrangement will remain in effect through at least July 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

[3]	“Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” have been restated to reflect the fee waiver and expense limitation currently in effect.

2        SUMMARY PROSPECTUS—GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$223	$388	$568	$1,086
Class B Shares
—Assuming complete redemption at end of period	$335	$462	$811	$1,593
—Assuming no redemption	$135	$462	$811	$1,593
Class C Shares
—Assuming complete redemption at end of period	$180	$442	$792	$1,779
—Assuming no redemption	$115	$442	$792	$1,779
Institutional Shares	$40	$134	$237	$538
Service Shares	$91	$292	$511	$1,139
Class IR Shares	$49	$163	$287	$649

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2012 was 24% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.

Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Barclays 1-3 Year Municipal Bond Index, plus or minus 0.5 years. (Historically, over the last ten years, the duration of the Barclays 1-3 Year Municipal Bond Index has ranged between 1.88 and 2.08 years.) The reference to “Short Duration” in the Fund’s name refers to this duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Concentration Risk. If the Fund concentrates its investments in issuers within the same country, state or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

3        SUMMARY PROSPECTUS—GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund may default on its obligation to pay interest, repay principal or make a margin payment. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant net asset value (“NAV”) deterioration.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.

Municipal Securities Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state may be adversely affected by political, economic and regulatory developments within that state. Such developments may affect the financial condition of a state’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.

PERFORMANCE

The bar chart below and the table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 800-621-2550 for Institutional or Service shareholders and 800-526-7384 for all other shareholders.

Performance reflects fee waivers and expense limitations in effect.

4        SUMMARY PROSPECTUS—GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2011	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 5/1/97)
Returns Before Taxes	1.79%	2.94%	2.69%	3.18%
Returns After Taxes on Distributions	1.79%	2.93%	2.68%	3.18%
Returns After Taxes on Distributions and Sale of Fund Shares	1.78%	2.85%	2.64%	3.13%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	3.87%	3.31%	3.87%
Class B Shares (Inception 5/1/97)
Returns Before Taxes	0.70%	2.64%	2.34%	2.95%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	3.87%	3.31%	3.87%
Class C Shares (Inception 8/15/97)
Returns Before Taxes	2.18%	2.56%	2.12%	2.46%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	3.87%	3.31%	3.81%	*
Institutional Shares (Inception 10/1/92)
Returns Before Taxes	3.60%	3.61%	3.22%	3.78%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	3.87%	3.31%	N/A
Service Shares (Inception 9/20/94)
Returns Before Taxes	3.19%	3.10%	2.71%	3.29%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	3.87%	3.31%	4.08%	**
Class IR Shares (Inception 7/30/10)
Returns Before Taxes	3.51%	N/A	N/A	2.20%
Barclays Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	2.75%	N/A	N/A	1.70%

*	Return for the Index is calculated from September 1, 1997, the commencement of the month nearest to the Class C Shares inception date.

**	Return for the Index is calculated from October 1, 1994, the commencement of the month nearest to the Service Shares inception date.

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ben Barber, Managing Director, Head of Municipals, has managed the Fund since 1999; Scott Diamond, Vice President, has managed the Fund since 2002.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions of interest on municipal obligations generally are not subject to federal income tax; however the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Fund’s distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

TFFISUM312V2